VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 2017

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Policyowners of Variable Account B of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Government Money Fund Division, Total Return Bond Fund Division, Discovery Mid Cap Growth Fund Division, Capital Appreciation Fund Division, Conservative Balanced Fund Division, Global Strategic Income Fund Division, and 2019 Division (constituting Variable Account B of Monarch Life Insurance Company, hereafter collectively referred to as the “Accounts”) as of December 31, 2017, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the Transfer Agents. We believe that our audits provide a reasonable basis for our opinions.
Boston, Massachusetts
April 23, 2018

We have served as the auditor of one or more Accounts in Variable Account B of Monarch Life Insurance Company since 1991.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

VARIABLE ACCOUNT B MONARCH LIFE INSURANCE COMPANY STATEMENTS OF NET ASSETS AT DECEMBER 31, 2017
Investments in:	Cost	Number of Shares/Units	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Fund	$3,280,788	3,280,788	$1.00	$3,280,788	$1,025	$(87,948)	$3,193,866
Total Return Bond Fund	1,484,583	174,327	7.83	1,364,983	--	(22,831)	1,342,152
Discovery Mid Cap Growth Fund	6,057,252	105,779	84.21	8,907,620	--	(194,601)	8,713,019
Capital Appreciation Fund	11,273,655	255,056	55.70	14,206,634	--	(260,608)	13,946,026
Conservative Balanced Fund	15,065,540	1,029,954	15.92	16,396,874	--	(243,967)	16,152,907
Global Strategic Income Fund	728,085	134,110	5.13	687,985	--	(39,503)	648,482
2019 Trust	2,325	2,519	0.92	2,327	--	(1,424)	902

VARIABLE ACCOUNT B MONARCH LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2017
		Total Return Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division
	Government Money Fund Division
							2019 Division

Investment Income:
Dividends	$12,408	$35,365	$2,826	$32,502	$329,606	$17,245	$--
Expenses:
Risk Charges and Administrative Expenses	(20,244)	(8,893)	(57,190)	(86,812)	(104,496)	(4,545)	(26)
Transaction Charges	--	--	--	--	--	--	(11)
Net Investment Income (Loss)	(7,836)	26,472	(54,364)	(54,310)	225,110	12,700	(37)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(43,176)	806,312	714,026	109,939	(23,175)	(5)
Net Unrealized Gains	--	73,603	537,034	1,260,129	1,041,641	53,006	30
Capital Gain Distributions	--	--	928,189	1,237,440	--	--	--
Net Gains	--	30,427	2,271,535	3,211,595	1,151,580	29,831	25

Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,836)	56,899	2,217,171	3,157,285	1,376,690	42,531	(12)

Transfers of Net Premiums	6,510	--	--	--	--	--	--
Transfers Due to Deaths	(248,877)	(61,796)	(650,507)	(811,377)	(708,424)	(145,462)	--
Transfers Due to Other Terminations	(214,575)	(146,080)	(989,486)	(608,221)	(627,170)	(20,672)	1
Transfers Due to Policy Loans	49,732	18,906	23,897	93,686	(82,676)	3,277	5,000
Transfers of Cost of Insurance	(122,420)	(37,458)	(215,021)	(321,426)	(370,152)	(28,411)	(4,457)
Transfers of Net Loan Cost	(17,109)	(4,478)	(24,715)	(38,908)	(41,646)	(3,105)	(1,552)
Transfers Among Investment Divisions	530,253	(25,489)	38,227	(429,612)	(72,820)	(40,559)	--

Net Decrease in Net Assets
Resulting from Principal Transactions	(16,486)	(256,395)	(1,817,605)	(2,115,858)	(1,902,888)	(234,932)	(1,008)

Total Increase (Decrease) in Net Assets	(24,322)	(199,496)	399,566	1,041,427	(526,198)	(192,401)	(1,020)
Net Assets - Beginning of Year Net Assets - End of Year	3,218,188	1,541,648	8,313,453	12,904,599	16,679,105	840,882	1,922
	$3,193,866	$1,342,152	$8,713,019	$13,946,026	$16,152,907	$648,481	$902

VARIABLE ACCOUNT B MONARCH LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2016
	Government Money Fund Division	Core Bond Fund Division	Discovery Mid Cap Growth Fund Division	Capital Appreciation Fund Division	Conservative Balanced Fund Division	Global Strategic Income Fund Division

							2019 Division

Investment Income:
Dividends Expenses:	$386	$58,409	$--	$54,759	$396,478	$42,103	$--

Risk Charges and Administrative Expenses	(23,029)	(9,788)	(52,973)	(83,671)	(105,828)	(5,075)	(31)
Transaction Charges	--	--	--	--	--	--	(14)
Net Investment Income (Loss)	(22,643)	48,621	(52,973)	(28,912)	290,650	37,028	(45)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(23,967)	153,242	573,197	(272)	(6,304)	110
Net Unrealized Gains (Losses)	--	18,532	(604,687)	(2,421,869)	464,108	17,415	(49)
Capital Gain Distributions	--	--	638,765	1,387,430	--	--	--
Net Gains and (Losses)	--	(5,435)	187,320	(461,242)	463,836	11,111	61

Net Increase (Decrease) in Net Assets
Resulting from Operations	(22,643)	43,186	134,347	(490,154)	754,486	48,139	16

Transfers of Net Premiums	3,720	--	--	--	--	--	--
Transfers of Policy Loading, Net	(514)	--	348	166	--	--	--
Transfers Due to Deaths	(530,683)	(94,903)	(19,076)	(1,238,054)	(813,082)	1,047	--
Transfers Due to Other Terminations	(80,584)	(21,300)	(22,425)	(188,124)	(273,853)	(6,011)	(1)
Transfers Due to Policy Loans	78,062	15,097	6,326	113,078	89,100	13,635	5,200
Transfers of Cost of Insurance	(134,798)	(42,583)	(202,478)	(336,173)	(381,636)	(30,857)	(4,697)
Transfers of Net Loan Cost	(20,176)	(6,252)	(23,603)	(42,921)	(42,333)	(3,786)	(1,629)
Transfers Among Investment Divisions	(66,563)	68,499	(3,300)	(22,492)	18,917	4,939	--

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(751,536)	(81,442)	(264,208)	(1,714,520)	(1,402,887)	(21,033)	(1,127)

Total Increase (Decrease) in Net Assets Net Assets - Beginning of Year	(774,179) 3,992,367	(38,256) 1,579,904	(129,861) 8,443,314	(2,204,674) 15,109,273	(648,401) 17,327,506	27,106 813,776	(1,111) 3,033

Net Assets - End of Year	$3,218,188	$1,541,648	$8,313,453	$12,904,599	$16,679,105	$840,882	$1,922

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Six of the divisions each invest solely in the shares of six corresponding separate funds of the Oppenheimer Variable Account Funds (the Funds), an open-end management investment company registered under the 1940 Act.  The Funds’ investment advisor is OppenheimerFunds, Inc.  The 2019 division invests solely in the units of the corresponding series trust of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust.  The sponsor of the Trusts is Advisor’s Asset Management Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life's general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account.  The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes.  For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account.  This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Effective April 28, 2017, the Core Bond Fund was renamed Total Return Bond Fund.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS:  The investments in shares of the Funds and in units of the Trusts are valued at fair value, which is the reported net asset value per share and per unit of the respective funds and series trusts of the Funds and the Trusts each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares and units are purchased or sold.  The cost of shares and units redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds and the Trusts are reinvested in additional shares of the Funds and in units of the Trusts, respectively, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2017, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds and units of the Trusts by the Account for the year ended December 31, 2017 are shown below:

	Purchases	Sales
Government Money Fund	$2,467,509	$2,446,227
Total Return Bond Fund	51,493	269,740
Discovery Mid Cap Growth Fund	1,090,321	1,883,960
Capital Appreciation Fund	1,377,837	2,144,299
Conservative Balanced Fund	490,158	2,019,316
Global Strategic Income Fund	19,903	209,470
2019 Trust	5,000	6,175

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks.  The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for reimbursement of these transaction charges.  The daily charge is currently equal to a rate of .34% (on an annual basis) of the policyowners’ respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2017 and 2016 are shown below:

		2017			2016
			Net Increase			Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Government Money Fund Division	97,659	(95,728)	1,931	96,683	(126,426)	(29,743)
Total Return Bond Fund Division	353	(5,605)	(5,252)	1,746	(3,512)	(1,766)
Discovery Mid Cap Growth Fund Division	1,261	(14,155)	(12,894)	766	(3,273)	(2,507)
Capital Appreciation Fund Division	639	(11,967)	(11,328)	888	(12,660)	(11,772)
Conservative Balanced Fund Division	2,447	(29,159)	(26,712)	1,706	(24,967)	(23,261)
Global Strategic Income Fund Division	253	(18,759)	(18,506)	1,735	(3,889)	(2,154)
2019 Division	206	(253)	(47)	212	(260)	(48)

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50.  Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year.  These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%.  A policyowner’s investment base is reduced by the net loan cost.

NOTE 8-POLICYOWNERS INVESTMENT BASE

Policyowners’ investment base for 2017, 2016, 2015, 2014, and 2013 consists of the following:

	At December 31,					For the year ended December 31,
2017	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest				Total Return *** Lowest to Highest
Government Money Fund Division	130,586	$24.30	to	$26.39	$3,281,812	0.38%	0.50%	to	0.75%	(0.36%)	to	(0.11%)
Total Return Bond Fund Division	29,094	44.97	to	48.85	1,364,980	2.44%	0.50%	to	0.75%	3.81%	to	4.07%
Discovery Mid Cap Gr Fund Division	62,486	137.23	to	148.56	8,907,621	0.03%	0.50%	to	0.75%	27.84%	to	28.15%
Capital Appreciation Fund Division	74,734	183.17	to	198.98	14,206,634	0.24%	0.50%	to	0.75%	25.89%	to	26.20%
Conservative Balanced Fund Division	238,892	66.08	to	71.45	16,396,874	1.97%	0.50%	to	0.75%	8.44%	to	8.71%
Global Strategic Income Fund Division	61,358	11.13	to	11.27	687,984	2.29%	0.50%	to	0.75%	5.48%	to	5.75%
2019 Division	96	24.11	to	25.28	2,321	--	0.84%	to	1.09%	(0.55%)	to	(0.30%)
2016
Government Money Fund Division	128,655	$24.38	to	$26.42	$3,259,517	0.01%	0.50%	to	0.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	34,346	43.32	to	46.94	1,552,803	3.64%	0.50%	to	0.75%	2.50%	to	2.76%
Discovery Mid Cap Gr Fund Division	75,380	107.35	to	115.92	8,357,914	0.00%	0.50%	to	0.75%	1.57%	to	1.83%
Capital Appreciation Fund Division	86,062	145.50	to	157.66	12,998,941	0.41%	0.50%	to	0.75%	(2.93%)	to	(2.69%)
Conservative Balanced Fund Division	265,604	60.94	to	65.72	16,774,448	2.35%	0.50%	to	0.75%	4.48%	to	4.74%
Global Strategic Income Fund Division	79,864	10.55	to	10.66	847,720	4.99%	0.50%	to	0.75%	5.74%	to	6.00%
2019 Division	143	24.25	to	25.35	3,476	--	0.84%	to	1.09%	0.04%	to	0.29%
2015
Money Fund Division	158,398	$24.56	to	$26.55	$4,041,350	0.01%	0.50%	to	0.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	36,113	42.26	to	45.68	1,592,432	4.01%	0.50%	to	0.75%	0.21%	to	0.46%
Discovery Mid Cap Gr Fund Division	77,887	105.69	to	113.84	8,494,100	0.00%	0.50%	to	0.75%	5.81%	to	6.08%
Capital Appreciation Fund Division	97,833	149.89	to	162.02	15,226,033	0.09%	0.50%	to	0.75%	2.77%	to	3.03%
Conservative Balanced Fund Division	288,865	58.33	to	62.75	17,453,350	2.24%	0.50%	to	0.75%	0.08%	to	0.33%
Global Strategic Income Fund Division	82,019	9.98	to	10.06	822,155	5.82%	0.50%	to	0.75%	(2.99%)	to	(2.75%)
2019 Division	192	24.24	to	25.28	4,645	--	0.84%	to	1.09%	0.84%	to	1.09%
2014
Money Fund Division	180,676	$24.75	to	$26.68	$4,630,221	0.01%	0.50%	to	0.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	37,172	42.17	to	45.47	1,633,087	5.08%	0.50%	to	0.75%	6.47%	to	6.73%
Discovery Mid Cap Gr Fund Division	81,865	99.88	to	107.32	8,429,215	0.00%	0.50%	to	0.75%	5.00%	to	5.26%
Capital Appreciation Fund Division	102,906	145.84	to	157.26	15,564,997	0.44%	0.50%	to	0.75%	14.54%	to	14.83%
Capital Income Fund Division	320,479	58.28	to	62.55	19,319,001	2.02%	0.50%	to	0.75%	7.39%	to	7.66%
Global Strategic Income Fund Division	90,067	10.29	to	10.34	929,288	4.02%	0.50%	to	0.75%	2.07%	to	2.33%
2019 Division	257	24.03	to	25.01	6,193	--	0.84%	to	1.09%	1.96%	to	2.21%
2013
Money Fund Division	200,064	$24.93	to	$26.81	$5,155,494	0.01%	0.50%	to	0.75%	(0.48%)	to	(0.73%)
Core Bond Fund Division	44,385	39.61	to	42.61	1,827,859	5.21%	0.50%	to	0.75%	(0.60%)	to	(0.84%)
Discovery Mid Cap Gr Fund Division	87,251	95.13	to	101.96	8,546,735	0.01%	0.50%	to	0.75%	35.31%	to	34.97%
Capital Appreciation Fund Division	118,827	127.32	to	136.94	15,672,893	0.98%	0.50%	to	0.75%	29.09%	to	28.77%
Balanced Fund Division	331,749	54.27	to	58.10	18,599,868	2.34%	0.50%	to	0.75%	12.61%	to	12.33%
Global Strategic Income Fund Division	90,894	10.08	to	10.11	917,392	5.95%	0.50%	to	0.75%	(0.63%)	to	(0.88%)
2019 Division	366	23.57	to	24.47	8,671	--	0.84%	to	1.09%	(4.10%)	to	(4.33%)

NOTE 8-POLICYOWNERS INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly‑owned subsidiary of Monarch Life.

NOTE 11‑SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2017 which require recognition or disclosure in the financial statements.